Exhibit 99.1

I

HESS MIDSTREAM PARTNERS LP

HESS MIDSTREAM PARTNERS LP REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2019

Highlights:

•	Announced proposed transaction including acquisition of Hess Infrastructure Partners LP, incentive distribution rights simplification and conversion to an Up-C corporate structure.
•	Net income was $100.4 million. Net cash provided by operating activities was $126.5 million.
•	Adjusted EBITDA[1] was $136.0 million, of which $26.6 million was attributable to Hess Midstream Partners LP. DCF[1] of Hess Midstream Partners LP was $25.7 million.
•	Increased quarterly cash distribution to $0.4112 per unit, an increase of 15% compared to the prior-year quarter.
•

Compared with the prior‑year quarter, throughput volumes increased 34% for crude oil gathering, 31% for crude oil terminaling, 8% for gas gathering, and 7% for gas processing driven by Hess Corporation’s growing production and ramp-up of the Little Missouri 4 gas processing plant.

•	Hess Midstream reaffirms its previously announced guidance for full year 2019.

HOUSTON, October 30, 2019—Hess Midstream Partners LP (NYSE: HESM) (“Hess Midstream”) today reported third quarter 2019 net income of $100.4 million compared with net income of $96.8 million for the third quarter of 2018. After deduction for noncontrolling interests, net income attributable to Hess Midstream was $19.1 million, or $0.33 per common unit. Hess Midstream generated Adjusted EBITDA of $26.6 million and DCF of $25.7 million for the third quarter of 2019.

Commenting on the third quarter 2019 results, John Gatling, Chief Operating Officer of Hess Midstream said, “Third quarter results continued our track record of execution and delivery.  LM4 is ramping toward full capacity in line with our guidance and we are successfully backfilling the Tioga Gas Plant with additional third-party volumes.  We remain focused on organic growth, driving increased Hess and third-party volumes across our system and building the foundation for growth in 2020 and beyond.”

[1]	Adjusted EBITDA and DCF are non‑GAAP measures. Definitions and reconciliations of these non‑GAAP measures to GAAP reporting measures appear in the following pages of this release.

Financial Results

Hess Midstream’s results included in this release are consolidated to include the noncontrolling interests in Hess Midstream’s assets retained by Hess Infrastructure Partners LP (“Hess Infrastructure Partners”). We refer to certain results as “attributable to Hess Midstream Partners LP,” which excludes the noncontrolling interests in Hess Midstream’s assets retained by Hess Infrastructure Partners.

Revenues and other income in the third quarter of 2019 were $195.4 million, including $3.0 million of shortfall fee payments related to minimum volume commitments (“MVC”). Revenues were up from $169.5 million in the prior‑year quarter, primarily attributable to higher throughput volumes and tariff rates. Total costs and expenses in the third quarter of 2019 were $94.9 million up from $72.4 million in the prior-year quarter, primarily attributable to higher maintenance, pass-through rail transportation costs and depreciation driven by new gathering assets placed in service. Net income for the third quarter of 2019 was $100.4 million and net cash provided by operating activities was $126.5 million.

Adjusted EBITDA was $136.0 million, of which $26.6 million is attributable to Hess Midstream. DCF of $25.7 million resulted in a 1.08x DCF coverage ratio relative to distributions.

Operational Highlights

Throughput volumes were up in all segments in the third quarter of 2019 compared to the third quarter of 2018. In the gathering segment, throughput volumes increased 34% for crude oil gathering and 8% for gas gathering compared to the prior-year quarter, driven by growing Hess production. In the crude oil terminaling segment, throughput volumes increased 31% compared to the prior-year quarter, also driven by growing Hess production. In the gas processing segment, throughput volumes increased 7% compared to the prior-year quarter, driven by the ramp-up of the Little Missouri 4 (“LM4”) gas processing plant.

Capital Expenditures

Gross capital expenditures for the third quarter of 2019 totaled $111.3 million, including $99.9 million of expansion capital expenditures, $10.0 million of equity investments associated with the LM4 gas processing plant, and $1.4 million of maintenance capital expenditures. Capital expenditures in the prior-year quarter were $107.0 million, including $79.3 million of expansion capital expenditures, $26.0 million of equity investments associated with the LM4 gas processing plant, and $1.7 million of maintenance capital expenditures. The increase in expansion capital expenditures, excluding equity investments, was primarily attributable to expansion of our gathering system and compression capacity, and civil construction and fabrication activities for the planned expansion of the Tioga Gas Plant. Net capital expenditures attributable to Hess Midstream Partners LP in the third quarter of 2019 totaled $22.3 million, including $20.0 million of expansion capital expenditures, $2.0 million of equity investments associated with the LM4 gas processing plant, and $0.3 million of maintenance capital expenditures.

Quarterly Cash Distributions

On October 24, 2019, our general partner’s board of directors declared a cash distribution of $0.4112 per unit for the third quarter of 2019, an increase of 3.6% over the distribution for the prior quarter and 15% compared to the third quarter of 2018. The distribution is expected to be paid on November 13, 2019 to unitholders of record as of the close of business on November 4, 2019.

Proposed Transaction

On October 4, 2019, Hess Midstream announced a proposed transaction, including acquisition of Hess Infrastructure Partners LP, incentive distribution rights simplification and conversion to an Up-C corporate structure. As part of the proposed transaction, Hess Midstream commenced an offer to exchange $800.0 million of outstanding senior notes of Hess Infrastructure Partners LP and Hess Infrastructure Partners Finance Corporation for new senior notes to be issued by Hess Midstream. On October 21, 2019, Hess Midstream announced that 99.32% of the aggregate principal amount of the existing outstanding senior notes had been validly tendered and not validly withdrawn pursuant to the exchange offer as of the early tender date. The proposed transaction is expected to close in the fourth quarter of 2019, subject to customary closing conditions and receipt of regulatory approvals.

Guidance

Hess Midstream is targeting long‑term 15% annual distribution growth per unit with at least a 1.1x distribution coverage ratio. Hess Midstream expects a 1.2x distribution coverage ratio in the fourth quarter of 2019, in line with the expected volume ramp-up of the LM4 gas processing plant.

Hess Midstream is reaffirming its guidance for full year 2019 as follows:

Year Ending
December 31, 2019
(Unaudited)
Financials (in millions)
Consolidated Adjusted EBITDA	$550 - 575
Adjusted EBITDA attributable to Hess Midstream Partners LP	$108 - 113
DCF of Hess Midstream Partners LP	$103 - 108
Expansion capital attributable to Hess Midstream Partners LP	$60 - 65
Maintenance capital attributable to Hess Midstream Partners LP	$2 - 3

Year Ending
December 31, 2019
(Unaudited)
Throughput volumes (in thousands)
Gas gathering - Mcf of natural gas per day	280 - 290
Crude oil gathering - bopd	105 - 115
Gas processing - Mcf of natural gas per day	265 - 275
Crude terminals - bopd	120 - 130

Investor Webcast

Hess Midstream will review third quarter financial and operating results and other matters on a webcast today at 12:00 p.m. Eastern Time. The live audio webcast is accessible on the Investor page of our website www.hessmidstream.com. Conference call numbers for participation are 866-395-9624, or 213-660-0871 for international callers. The passcode number is 4039408. A replay of the conference call will be available at the same location following the event.

About Hess Midstream

Hess Midstream Partners LP is a fee‑based, growth oriented traditional master limited partnership that was formed to own, operate, develop and acquire a diverse set of midstream assets to provide services to Hess Corporation and third‑party customers. Hess Midstream’s assets are primarily located in the Bakken and Three Forks Shale plays in the Williston Basin area of North Dakota. More information is available at www.hessmidstream.com.

Reconciliation of U.S. GAAP to Non‑GAAP Measures

In addition to our financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), management utilizes additional non‑GAAP measures to facilitate comparisons of past performance and future periods. We use two non‑GAAP financial measures in this earnings release. “Adjusted EBITDA” presented in this release is defined as reported net income (loss) before net interest expense, income tax expense, depreciation and amortization and our proportional share of depreciation of our equity affiliates, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance, such as other income and other non‑cash, non‑recurring items, if applicable. We define Adjusted EBITDA attributable to Hess Midstream Partners LP as Adjusted EBITDA less Adjusted EBITDA attributable to Hess Infrastructure Partners’ retained interests in our joint interest assets. “Distributable Cash Flow” (“DCF”) is defined as Adjusted EBITDA attributable to Hess Midstream Partners LP less cash paid for interest and maintenance capital expenditures. DCF does not reflect changes in working capital balances. We believe that investors’ understanding of our performance is enhanced by disclosing these measures as they may assist in assessing our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods, and assessing the ability of our assets to generate sufficient cash flow to make distributions to our unitholders. These measures are not, and should not be viewed as, a substitute for GAAP net income or cash flow from operating activities and should not be considered in isolation. Reconciliations of both reported net income attributable to Hess Midstream Partners LP (GAAP) to Adjusted EBITDA and net cash provided by operating activities (GAAP) to DCF, are provided below.

	Third Quarter
	(unaudited)
	2019		2018

(in millions, except ratio and per-unit data)
Reconciliation of Adjusted EBITDA attributable to Hess Midstream Partners LP and Distributable Cash Flow attributable to Hess Midstream Partners LP to net income:
Net income	$100.4		$96.8
Plus:
Depreciation expense	34.5		30.6
Proportional share of equity affiliates' depreciation	0.5		-
Interest expense, net	0.6		0.3
Adjusted EBITDA	136.0		127.7
Less:
Adjusted EBITDA attributable to noncontrolling interest(a)	109.4		102.5
Adjusted EBITDA attributable to Hess Midstream Partners LP	$26.6		$25.2
Less:
Cash interest paid, net	0.6		-
Maintenance capital expenditures	0.3		0.3
Distributable cash flow attributable to Hess Midstream Partners LP	$25.7		$24.9

Reconciliation of Adjusted EBITDA attributable to Hess Midstream Partners LP and Distributable Cash Flow attributable to Hess Midstream Partners LP to net cash provided by operating activities:
Net cash provided by operating activities	$126.5		$115.4
Changes in assets and liabilities	8.7		12.6
Amortization of deferred financing costs	(0.3)		(0.3)
Unit-based compensation	(0.5)		(0.3)
Proportional share of equity affiliates' depreciation	0.5		-
Interest expense, net	0.6		0.3
Earnings from equity investments	0.5		-
Adjusted EBITDA	$136.0		$127.7
Less:
Adjusted EBITDA attributable to noncontrolling interest(a)	109.4		102.5
Adjusted EBITDA attributable to Hess Midstream Partners LP	$26.6		$25.2
Less:
Cash interest paid, net	0.6		-
Maintenance capital expenditures	0.3		0.3
Distributable cash flow attributable to Hess Midstream Partners LP	$25.7		$24.9
Distributed cash flow	23.8		20.0
Distribution coverage ratio	1.08	x	1.25	x
Distribution per unit	$0.4112		$0.3575
(a)	Reflects Hess Infrastructure Partners’ 80% noncontrolling economic interest in Hess North Dakota Pipelines Operations LP, Hess TGP Operations LP and Hess North Dakota Export Logistics LP.

Guidance
Year Ending
December 31, 2019
(Unaudited)
(in millions)
Reconciliation of Adjusted EBITDA attributable to Hess Midstream Partners LP and Distributable Cash Flow attributable to Hess Midstream Partners LP to net income:
Net income	$415 - 440
Plus:
Depreciation expense	132
Interest expense, net	3
Adjusted EBITDA	550 - 575
Less:
Adjusted EBITDA attributable to noncontrolling interest(a)	442 - 462
Adjusted EBITDA attributable to Hess Midstream Partners LP	108 - 113
Less:
Cash interest paid, net and maintenance capital expenditures	5
Distributable cash flow attributable to Hess Midstream Partners LP	$103 - 108
(a)	Reflects Hess Infrastructure Partners’ 80% noncontrolling economic interest in Hess North Dakota Pipelines Operations LP, Hess TGP Operations LP and Hess North Dakota Export Logistics LP.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 has been filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2019. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROSPECTUS THAT FORMS A PART OF THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Hess Midstream at its website, www.hessmidstream.com, or by contacting Hess Midstream’s Investor Relations at (212) 536-8244.

Forward‑looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws regarding Hess Midstream Partners LP (“Hess Midstream”) and Hess Midstream LP. These forward-looking statements relate to, among other things, the proposed transaction among Hess Midstream, Hess Infrastructure Partners and Hess Midstream LP and include expectations, estimates and projections concerning the business and operations, financial priorities and strategic plans of the combined entity. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and current projections or expectations. Factors that could cause Hess Midstream’s actual results to differ materially from those implied in the forward-looking statements include the following: the ability to consummate the proposed transaction among Hess Midstream, Hess Infrastructure Partners and Hess Midstream LP on the proposed terms and timeline; the ability to satisfy various conditions to closing of the proposed transaction, and any conditions imposed on the combined entity in connection with the consummation of the proposed transaction; the risk that anticipated benefits of the proposed transaction may not be fully realized or may take longer to realize than expected, including whether the proposed transaction will be accretive within the expected timeframe or at all; negative capital market conditions; the ability to achieve strategic and financial objectives, including with respect to distribution coverage, future distribution levels, leverage, proposed projects and completed transactions; adverse changes in laws, including with respect to tax and regulatory matters; the adequacy of capital resources and liquidity, including, but not limited to, availability of sufficient funds to pay distributions, including the distribution to Hess Corporation and Global Infrastructure Partners in connection with the proposed transaction, and access to debt on commercially reasonable terms, and successfully complete a consent solicitation with respect to Hess Infrastructure’s senior notes; and the ability to successfully execute business plans, growth strategies and self-funding models. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hess Midstream’s annual report on Form 10-K for the year ended December 31, 2018, and in other reports filed by Hess Midstream with the SEC. Hess Midstream undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

For Hess Midstream Partners LP

Investor Contact:

Jennifer Gordon

(212) 536-8244

Media Contact:

Robert Young

(713) 496-6076

HESS MIDSTREAM PARTNERS LP

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS, EXCEPT PER-UNIT DATA)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2019	2018	2019
Statement of operations
Revenues
Affiliate services	$195.4	$169.3	$172.7
Other income	-	0.2	0.1
Total revenues	195.4	169.5	172.8
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	56.5	39.4	43.6
Depreciation expense	34.5	30.6	34.0
General and administrative expenses	3.9	2.4	3.7
Total costs and expenses	94.9	72.4	81.3
Income from operations	100.5	97.1	91.5
Earnings from equity investments	0.5	-	-
Interest expense, net	0.6	0.3	0.6
Net income	$100.4	$96.8	$90.9
Less: Net income attributable to noncontrolling interest	81.3	78.0	74.1
Net income attributable to Hess Midstream Partners LP	19.1	18.8	16.8
Less: General partner interest in net income attributable to Hess Midstream Partners LP	1.3	0.5	1.0
Limited partners' interest in net income attributable to Hess Midstream Partners LP	$17.8	$18.3	$15.8
Net income per limited partner unit (basic and diluted):
Common	$0.33	$0.34	$0.29
Subordinated	$0.33	$0.34	$0.29
Weighted average limited partner units outstanding:
Basic:
Common	27.3	27.3	27.3
Subordinated	27.3	27.3	27.3
Diluted:
Common	27.5	27.4	27.5
Subordinated	27.3	27.3	27.3

HESS MIDSTREAM PARTNERS LP

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS, EXCEPT PER-UNIT DATA)

	Nine Months Ended September 30,
	2019	2018
Statement of operations
Revenues
Affiliate services	$542.1	$490.6
Other income	0.3	0.6
Total revenues	542.4	491.2
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	142.0	111.1
Depreciation expense	101.1	90.8
General and administrative expenses	11.6	7.9
Total costs and expenses	254.7	209.8
Income from operations	287.7	281.4
Earnings from equity investments	0.5	-
Interest expense, net	1.6	1.0
Net income	$286.6	$280.4
Less: Net income attributable to noncontrolling interest	232.6	226.8
Net income attributable to Hess Midstream Partners LP	54.0	53.6
Less: General partner interest in net income attributable to Hess Midstream Partners LP	3.1	1.2
Limited partners' interest in net income attributable to Hess Midstream Partners LP	$50.9	$52.4
Net income per limited partner unit (basic and diluted):
Common	$0.93	$0.96
Subordinated	$0.93	$0.96
Weighted average limited partner units outstanding:
Basic:
Common	27.3	27.3
Subordinated	27.3	27.3
Diluted:
Common	27.5	27.4
Subordinated	27.3	27.3

HESS MIDSTREAM PARTNERS LP

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Third Quarter 2019
	Gathering	Processing and Storage	Terminaling and Export	Interest and Other	Total
Statement of operations
Revenues
Affiliate services	$86.4	$74.0	$35.0	$-	$195.4
Total revenues	86.4	74.0	35.0	-	195.4
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	20.7	19.3	16.5	-	56.5
Depreciation expense	19.3	11.2	4.0	-	34.5
General and administrative expenses	1.5	1.2	0.2	1.0	3.9
Total costs and expenses	41.5	31.7	20.7	1.0	94.9
Income (loss) from operations	44.9	42.3	14.3	(1.0)	100.5
Earnings from equity investments	-	0.5	-	-	0.5
Interest expense, net	-	-	-	0.6	0.6
Net income (loss)	44.9	42.8	14.3	(1.6)	100.4
Less: Net income (loss) attributable to noncontrolling interest	35.8	34.0	11.5	-	81.3
Net income (loss) attributable to Hess Midstream Partners LP	$9.1	$8.8	$2.8	$(1.6)	$19.1

	Third Quarter 2018
	Gathering	Processing and Storage	Terminaling and Export	Interest and Other	Total
Statement of operations
Revenues
Affiliate	$82.6	$65.2	$21.5	$-	$169.3
Other income	-	-	0.2	-	0.2
Total revenues	82.6	65.2	21.7	-	169.5
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	16.1	14.0	9.3	-	39.4
Depreciation expense	15.6	11.0	4.0	-	30.6
General and administrative expenses	1.0	0.6	0.1	0.7	2.4
Total costs and expenses	32.7	25.6	13.4	0.7	72.4
Income (loss) from operations	49.9	39.6	8.3	(0.7)	97.1
Interest expense, net	-	-	-	0.3	0.3
Net income (loss)	49.9	39.6	8.3	(1.0)	96.8
Less: Net income (loss) attributable to noncontrolling interest	39.8	31.5	6.7	-	78.0
Net income (loss) attributable to Hess Midstream Partners LP	$10.1	$8.1	$1.6	$(1.0)	$18.8

HESS MIDSTREAM PARTNERS LP

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Second Quarter 2019
	Gathering	Processing and Storage	Terminaling and Export	Interest and Other	Total
Statement of operations
Revenues
Affiliate services	$80.2	$67.5	$25.0	$-	$172.7
Other income	-	-	0.1	-	0.1
Total revenues	80.2	67.5	25.1	-	172.8
Costs and expenses
Operating and maintenance expenses (exclusive of depreciation shown separately below)	19.3	15.1	9.2	-	43.6
Depreciation expense	18.9	11.1	4.0	-	34.0
General and administrative expenses	1.3	1.0	0.2	1.2	3.7
Total costs and expenses	39.5	27.2	13.4	1.2	81.3
Income (loss) from operations	40.7	40.3	11.7	(1.2)	91.5
Interest expense, net	-	-	-	0.6	0.6
Net income (loss)	40.7	40.3	11.7	(1.8)	90.9
Less: Net income (loss) attributable to noncontrolling interest	32.6	32.3	9.2	-	74.1
Net income (loss) attributable to Hess Midstream Partners LP	$8.1	$8.0	$2.5	$(1.8)	$16.8

HESS MIDSTREAM PARTNERS LP

SUPPLEMENTAL OPERATING DATA (UNAUDITED)

(IN THOUSANDS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2019	2018	2019

Throughput volumes
Gas gathering - Mcf of natural gas per day	270	251	258
Crude oil gathering - bopd	119	89	109
Gas processing - Mcf of natural gas per day	259	241	238
Crude terminals - bopd	130	99	123
NGL loading - blpd	16	16	15

		Nine Months Ended September 30,
		2019	2018
Throughput volumes
Gas gathering - Mcf of natural gas per day		259	246
Crude oil gathering - bopd		113	84
Gas processing - Mcf of natural gas per day		244	231
Crude terminals - bopd		125	95
NGL loading - blpd		15	14